SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
916.783.2812
(Address and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press Release dated March 8, 2004
99.2	Presentation dated March 10, 2004

Item 9. Regulation FD Disclosure

     Humboldt Bancorp (“Humboldt”) has announced that it will be participating in the Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference on March 10, 2004. Patrick J. Rusnak, Humboldt’s Chief Financial Officer, will make a presentation as part of the event’s California Community Banking Panel. A Press Release (included as Exhibit 99.1) was issued by Humboldt on March 8, 2004 providing instructions for accessing the conference by telephone or webcast.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2004	HUMBOLDT BANCORP,
a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated March 8, 2004
99.2	Presentation dated March 10, 2004